1 3rd Quarter Earnings Supplement October 24, 2012

2 Disclaimer THIS PRESENTATION HAS BEEN PREPARED BY EVERBANK FINANCIAL CORP ("EVERBANK" OR THE “COMPANY”) SOLELY FOR INFORMATIONAL PURPOSES BASED ON ITS OWN INFORMATION, AS WELL AS INFORMATION FROM PUBLIC SOURCES. THIS PRESENTATION HAS BEEN PREPARED TO ASSIST INTERESTED PARTIES IN MAKING THEIR OWN EVALUATION OF EVERBANK AND DOES NOT PURPORT TO CONTAIN ALL OF THE INFORMATION THAT MAY BE RELEVANT. IN ALL CASES, INTERESTED PARTIES SHOULD CONDUCT THEIR OWN INVESTIGATION AND ANALYSIS OF EVERBANK AND THE DATA SET FORTH IN THIS PRESENTATION AND OTHER INFORMATION PROVIDED BY OR ON BEHALF OF EVERBANK. EXCEPT AS OTHERWISE INDICATED, THIS PRESENTATION SPEAKS AS OF THE DATE HEREOF. THE DELIVERY OF THIS PRESENTATION SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE WILL BE NO CHANGE IN THE AFFAIRS OF THE COMPANY AFTER THE DATE HEREOF. CERTAIN OF THE INFORMATION CONTAINED HEREIN MAY BE DERIVED FROM INFORMATION PROVIDED BY INDUSTRY SOURCES. EVERBANK BELIEVES THAT SUCH INFORMATION IS ACCURATE AND THAT THE SOURCES FROM WHICH IT HAS BEEN OBTAINED ARE RELIABLE. EVERBANK CANNOT GUARANTEE THE ACCURACY OF SUCH INFORMATION, HOWEVER, AND HAS NOT INDEPENDENTLY VERIFIED SUCH INFORMATION. THIS PRESENTATION MAY CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, AND SUCH STATEMENTS ARE INTENDED TO BE COVERED BY THE SAFE HARBOR PROVIDED BY THE SAME. WORDS SUCH AS “OUTLOOK,” “BELIEVES,” “EXPECTS,” “POTENTIAL,” “CONTINUES,” “MAY,” “WILL,” “COULD,” “SHOULD,” “SEEKS,” “APPROXIMATELY,” “PREDICTS,” “INTENDS,” “PLANS,” “ESTIMATES,” “ANTICIPATES” OR THE NEGATIVE VERSION OF THOSE WORDS OR OTHER COMPARABLE WORDS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS BUT ARE NOT THE EXCLUSIVE MEANS OF IDENTIFYING SUCH STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE NOT HISTORICAL FACTS, AND ARE BASED ON CURRENT EXPECTATIONS, ESTIMATES AND PROJECTIONS ABOUT THE COMPANY’S INDUSTRY, MANAGEMENT’S BELIEFS AND CERTAIN ASSUMPTIONS MADE BY MANAGEMENT, MANY OF WHICH, BY THEIR NATURE, ARE INHERENTLY UNCERTAIN AND BEYOND THE COMPANY’S CONTROL. ACCORDINGLY, YOU ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE AS OF THE DATE MADE, EXPECTATIONS MAY PROVE TO HAVE BEEN MATERIALLY DIFFERENT FROM THE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. UNLESS OTHERWISE REQUIRED BY LAW, EVERBANK ALSO DISCLAIMS ANY OBLIGATION TO UPDATE ITS VIEW OF ANY SUCH RISKS OR UNCERTAINTIES OR TO ANNOUNCE PUBLICLY THE RESULT OF ANY REVISIONS TO THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION. INTERESTED PARTIES SHOULD NOT PLACE UNDUE RELIANCE ON ANY FORWARD-LOOKING STATEMENT AND SHOULD CONSIDER THE UNCERTAINTIES AND RISKS DISCUSSED UNDER ITEM 1A. “RISK FACTORS” OF EVERBANK’S QUARTERLY REPORT ON FORM 10-Q AND IN ANY OF EVERBANK’S SUBSEQUENT FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

3 Key Highlights – 3Q12 Earnings per share growth  Adjusted EPS of $0.30, up 11% year-over-year (YoY)  GAAP EPS of $0.19, up 138% YoY Increased adjusted ROAE and ROAA  Adjusted ROAE of 11.9%, up 167bps YoY  Adjusted ROAA of 0.95%, up 12bps YoY Strategically positioned balance sheet for Business Property Lending (BPL) acquisition  Total loans up $496mm, or 5%, linked quarter (LQ) to $11.4bn  Core deposits up $1.0bn, or 9%, LQ to $11.8bn  Other borrowings increased $320mm, or 13%, LQ to $2.8bn to match fund longer duration BPL assets Continued strong asset generation volume  Total asset generation of $3.3bn for the quarter  $1.0bn retained organic asset generation Solid capital ratios  Tier 1 leverage (bank): 8.0%  Total risk-based (bank): 16.1%  Estimated tier 1 common equity ratio under fully phased-in Basel III: 11.0% - 11.5%  Estimated pro forma for BPL at 9/30: 8.5% - 9.0% Improved credit quality  Adjusted non-performing assets were 1.29% of total assets, down 17bps LQ  Net charge-offs were 0.25% of average loans held for investment, down 9bps LQ Execution of strategic goals  Continued investment in retail lending platform  Closed acquisition of BPL on October 1, 2012 Note: A reconciliation of non-GAAP financial measures can be found in the appendix. Basel III information on a fully phased-in basis and based on proposed guidance through September 30, 2012.

4 Acquisition of Business Property Lending, Inc. Closed acquisition of Business Property Lending on October 1, 2012  In line with original plan  Quick regulatory approval process Transaction highlights  Includes commercial loan origination and servicing businesses  Purchased $2.3bn of performing loans with average yields of ~6.5%  110 employees including senior management team  Servicing rights on $2.9bn of securitized business loans  Integration on schedule Strategically attractive  Accelerates strategic growth plan  Adds strong commercial asset generation capability  Diversifies balance sheet into high quality business property loans  Complements distribution strategy in key markets  Immediately accretive to EPS, NIM and ROE

5 Balance Sheet Overview Strong Returns High Growth Low Risk Loans  End of period loans: $11.4bn, up $0.5bn, or 5%, LQ and $3.4bn, or 42%, YoY  Loans held for sale (HFS) decreased $1.8bn, or 56%, LQ  Loans held for investment (HFI) increased $2.3bn, or 29%, LQ  Transferred $1.9bn of loans to HFI from HFS Securities  Securities decreased $154.9mm, or 7%, LQ to $2.0bn Deposits  Total core deposits increased to $11.8bn, up $1.0bn, or 9%, LQ and $1.6bn, or 16%, YoY Borrowings  Balances up $320mm, or 13%, LQ Capital  Completed escrow conversion in August adding $48.7mm of capital  A significant amount of balance sheet positioning for the quarter was completed for the purpose of closing BPL

6 Income Statement Overview Strong Returns High Growth Low Risk Net Interest Income  Total interest income up $4.7mm, or 3%, LQ driven by an increase in interest and fees collected on loans and leases  Interest expense up $3.5mm, or 11%, LQ and $1.6mm, or 5%, YoY due to increased deposits and borrowings  Net interest margin of 3.66%  Core net interest margin of 3.37% Noninterest Income  Loan production and gain on sale income of $96.3mm, an increase of $16.5mm, or 21%, LQ due to strong residential mortgage origination volumes  Loan servicing fee income was $42.3mm, down $0.1mm, or 0.3%, LQ  MSR amortization expense of $36.3mm and increase in non-cash valuation allowance of $18.2mm Noninterest Expense  Salaries, commissions and other employee benefit expenses were $85.4mm, up $9.1mm, or 12%, LQ  Retail lending expansion represented $5.1mm  Addition of approximately 150 FTEs  General and administrative expenses down $2.2mm, or 3%, LQ  Decreased professional and legal expenses in the quarter  Increased marketing activity to grow deposits  Foreclosure and OREO expenses increased due to GNMA buyout activity

7 6,198 6,442 7,245 7,708 9,980 1,793 2,725 2,531 3,179 1,403 6.21% 5.72% 5.45% 5.11% 4.97% 3Q11 4Q11 1Q12 2Q12 3Q12 HFI HFS Average Loan HFI Yield Loans Strong Returns High Growth Low Risk End of Period Loans ($mm)  End of period loans up $0.5bn, or 5%, LQ and $3.4bn, or 42%, YoY  Residential loans flat LQ and up 33% YoY  Commercial loans up 26% LQ and 102% YoY  Lease financing receivables up 9% LQ and 43% YoY  Loan growth driven by strong organic origination activity in all asset classes  Loan yield on average loans HFI of 4.97% down 14 bps LQ  Decrease in excess accretion and addition of short- term, variable rate warehouse finance and vendor finance loans  Transferred $1.9bn of residential loans HFS to HFI during the quarter Total Loan Composition ($mm) Quarter Highlights 11,383 7,990 9,167 9,776 10,887 11,383 7,990 9,167 9,776 10,887 73% 79% 22% 30% 26% 29% 12% 57% 51 56% 48% 61% 14% 13% 1% 12% 13% 7% 6% 6% 6% 7% 5% 7% 3Q11 4Q11 1Q12 2Q12 3Q12 Residential HFS Residential HFI Commercial Commercial Finance Warehouse Finance

8 9,029 8,956 9,139 9,214 9,946 1,127 1,455 1,305 1,463 1,591 0.94% 0.82% 0.81% 0.77% 0.78% 3Q11 4Q11 1Q12 2Q12 3Q12 Interest-bearing Noninterest-bearing Cost of deposits Deposits Strong Returns High Growth Low Risk Average Deposits and Rates ($mm)  Average deposits up $861.3mm, or 8%, LQ and $1.4bn, or 14%, YoY  Noninterest-bearing deposits up 9% LQ and 41% YoY  Interest checking deposits up 9% LQ and 13% YoY  Global market deposits down 5% LQ and 32% YoY  MMDA & savings deposits up 8% LQ and 11% YoY  Time deposits up 15% LQ and 29% YoY  Cost of deposits increased 1 bp LQ and decreased 16 bps YoY to 0.78%  Over 63% of CD book will mature in the next 12 months 11,537 10,156 10,411 10,443 10,676 Quarter Highlights 3Q12 Deposit Composition Noninterest-bearing Interest Checking MMDA & Savings Global Market Time Deposits Note: Cost of deposits shown above represents interest expense paid on deposits over average total deposits. 13% 12% 21% 11%36% 20%

9 3.98% 3.94% 3.97% 3.86% 3.66% 3Q11 4Q11 1Q12 2Q12 3Q12 Net Interest Income Net Interest Margin Net Interest Income Net Interest Income ($mm)  Net interest income affected by positioning of balance sheet to support BPL acquisition  Net interest income up $1.2mm, or 1%, LQ and $15.3mm, or 14%, YoY  Average interest earning assets up 5% LQ and 24% YoY  Reported NIM declined 20bps LQ and 32bps YoY to 3.66%  Core NIM declined 16bps LQ to 3.37%  Driven by growth in warehouse finance and lender finance loans as well as balance sheet positioning to fund BPL  Expected ~6.5% BPL loan yield should positively impact NIM 111 115 116 125 126 Core NIM Quarter Highlights ($mm) 1Q12 2Q12 3Q12 Average interest-earning assets 11,707$ 13,025$ 13,716$ Net interest income 116 125 126 Reported NIM 3.97% 3.86% 3.66% Net interest income 116$ 125$ 126$ Less: Discount accretion from Tygris acquisition 13 11 10 Adjusted net interest income 102$ 114$ 116$ Core NIM 3.52% 3.53% 3.37%

Noninterest Income and Expense

EverBank

Noninterest Income

($mm)	3Q11	2Q12	3Q12
Loan servicing fee income	$ 48	$ 42	$ 42
MSR amortization and valuation allowance	(44)	(64)	(55)
Loan production and gain on sale income	27	80	96
Deposit, lease and other income	22	16	13
Noninterest income	$ 53	$ 74	$ 97
Increase in MSR valuation allowance	21	30	18
Adjusted noninterest income	$ 74	$ 104	$ 116

Quarter Highlights

- Adjusted noninterest income up $11.3mm, or 11%, LQ and $41.5mm, or 56%, YoY
  - Loan production and gain on sale income up $16.5mm, or 21%, LQ on lending volume of $2.5bn
  - Loan servicing fee income flat LQ despite increase in MSR valuation allowance
  - Non-cash increase in MSR valuation allowance of $18.2mm

Noninterest Expense

($mm)	3Q11	2Q12	3Q12
Salaries, commissions and other employee benefits expense	$ 58	$ 76	$ 85
Equipment expense	14	17	18
Occupancy expense	5	6	7
General and administrative expense	63	77	74
Total noninterest expense	$ 140	$ 176	$ 184
Transaction and regulatory related	8	10	4
Credit-related	17	21	25
Adjusted pre-credit noninterest expense	$ 115	$ 145	$ 155

Quarter Highlights

- Adjusted pre-credit noninterest expense increased $9.6mm, or 7%, LQ and $40.0mm, or 35%, YoY
  - Salaries, commissions and other employee benefits rose $9.1mm, or 12%, LQ
    - Increased retail lending staffing
    - Commissions and incentives increased due to strong loan origination activity
  - Advertising and marketing increase of $1.7mm
- Credit-related expenses up $4.3mm, or 21%, LQ due to GNMA buyout activity

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11 2 13 15 1 2 5 14 6 5 3Q11 2Q12 3Q12 GNMA Buyout Expenses Foreclosure and OREO Other Credit-related Credit-related Expense Breakdown Commentary Credit-related Expenses ($mm) 17 21 25  Other credit-related expenses decreased $0.4mm, or 7%, LQ and $8.5mm, or 61%, YoY  Foreclosure and OREO expenses increased $2.4mm, or 106%, LQ and increased $3.5mm, or 275%, YoY  GNMA Buyout expenses increased $2.2mm, or 18%, LQ and $12.9mm, or 619%, YoY  GNMA Buyouts were $2.7bn at the end of the quarter

12 74% 66% 58% 37% 31% 2% 3% 13% 9% 10% 24% 31% 29% 30% 28% 24% 31% 3Q11 4Q11 1Q12 2Q12 3Q12 Residential Commercial Commercial finance Warehouse finance Banking and Wealth Management  Net interest income down $0.2mm, or 0.2%, LQ and $10.3mm, or 10%, YoY due to loan growth  Provision for loan and lease losses down $1.5mm, or 30%, LQ and $9.6mm, or 73%, YoY due to credit quality improvement  Credit-related expenses increased due to elevated foreclosure activity related to our GNMA pool buyout loans Segment Earnings Segment Highlights Retained Asset Volume ($mm) 950 495 617 501 739 ($mm) 3Q11 2Q12 3Q12 Net interest income 104$ 115$ 115$ Provision for loan and lease losses (13) (5) (4) Net interest income after provision 91 110 111 Noninterest income 24 26 21 Noninterest expense: Credit-related xp nses 0 14 19 All other noninterest expense 51 62 61 Pre-tax income 64$ 60$ 52$ Adjustment items (pre-tax) 0 1 0 Adjusted pre-tax i come 65$ 61$ 52$

13 Mortgage Banking  Net interest income up $1.3mm, or 11%, LQ and $3.2mm, or 35%, YoY  Noninterest income increased $47.7mm, or 165%, YoY as a result of increased gain on sale activity due to increased origination activity  Continued high volume of originations due to historically low rates and HARP 2.0  Other credit-related expenses were down $0.6mm, or 16%, LQ and $7.6mm, or 68%, YoY reflecting positive credit trends Segment Earnings Segment Highlights Key Metrics ($mm) 3Q11 2Q12 3Q12 Net interest income after provision 9$ 11$ 12$ Noninterest income 29 49 77 Noninterest expense: Foreclosure and OREO expense 6 3 2 Other credit-related expenses 11 4 4 All other noninterest expense 42 61 66 Pre-tax income (loss) (21)$ (8)$ 17$ Adjustment items (pr -tax): 21 30 18 2 5 2 Adjusted pre-tax income (loss) 2$ 28$ 37$ Increase in MSR valuation allowance Transaction and non-recurring regulatory relat d expense 3Q11 2Q12 3Q12 Mortgage lending volum $1.6bn $2.3bn $2.5bn Gain on sale margin 136bps 288bps 361bps Servicing UPB $55.8bn $53.3bn $52.3bn Average servicing fee 31bps 30bps 30bps

14 Corporate Services  GAAP pre-tax loss of $34.0mm, up $0.4mm, or 1%, LQ  Adjusted pre-tax loss of $31.5mm, up $1.5mm, or 5%, LQ  Noninterest expense of $32.5mm, down $0.3mm, or 1%, LQ Segment Earnings Segment Highlights (1) Ratio represents total company assets per Corporate Services FTE ($mm) 3Q11 2Q12 3Q12 Net interest income (2)$ (2)$ (1)$ Noninterest expense 29 33 32 Pre-tax income (loss) (31)$ (34)$ (34)$ Adjustment items (pre-tax): 5 4 3 Adjusted pre-tax income (26)$ (30)$ (31)$ Memo: FTE 496 541 588 Total Assets(1) / FTE 25.3$ 27.8$ 28.1$ Transaction and non-recurring regulatory related expense

15 2010 2011 1Q12 2Q12 3Q122010 2011 1Q12 2Q12 3Q12 12.32% 1.29% (10.20)% (0.82)% Regulatory NPAs / Assets Impact Ex. Govt Insured Loans Impact Ex. Tygris and Bank of Florida Adjusted NPAs / Assets Adjusted NPA / Total Assets Note: A reconciliation of Non-GAAP financial measures can be found in the appendix (1) Tygris and Bank of Florida purchase-impaired loans and leases accounted for under ASC 310-30 or by analogy Asset Quality Adjusted NPA ratio excludes loans and leases with enhanced credit protection (1) Adjusted NPA / Total Assets Build Highlights NCO / Average Loans HFI  Adjusted non-performing assets to total assets declined 17 bps LQ resulting from a $6.8mm, or 3.1%, decrease in non-performing assets  Net charge-offs to average loans HFI decreased 9 bps LQ to 0.25%  Allowance for loan and lease losses decreased $0.9mm, or 1.2%, LQ as net charge-offs of $5.3mm exceeded provisions of $4.4mm 1.46% 1.02% 0.65% 0.34% 1.29% 2.11% 1.86% 1.63% 1.46% 0.25%

Mortgage Banking Drivers

Revenue vs. Amortization and Valuation Allowance ($mm)



27
48
(23)
(21)
41
45
(28)
(19)
56
46
(29)
(15)
80
42
(34)
(30)
96
42
(36)
(18)
3Q11
4Q11
1Q12
2Q12
3Q12
Servicing fee income
Loan production and gain on sale income
Amortization
Addition to MSR valuation allowance

Summary

- Current low interest rate environment generates positive long-term net economic value for our mortgage business
- September 30, 2012 mortgage servicing rights carrying value reflects the significant decline in mortgage rates at the end of the third quarter and the success of the government's HARP initiatives
- An increase in expected refinance activity will generate residential lending revenues over time, while the non-cash MSR valuation allowance is recorded immediately; we believe the residential lending revenues will more than offset the increase in prepayments
- Amortization rate of 29% closely approximates the actual payoff activity in the underlying portfolio
- We believe valuation allowance is recoverable if refinance activity slows

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Credit – Originated Mortgage Repurchase Reserve

EverBank

Reserve Trends

Sold UPB ($mm)	'04 - '05	'06 - '08	'09 - '12	Total
Agency	$2,357	$450	$20,448	$23,255
Agency Aggregator	8,977	11,528	3,135	23,640
Total Sold UPB	$11,334	$11,978	$23,583	$46,895
Request Rates				
Life Time	0.34%	2.03%	0.32%	0.78%
Last 12 Months	0.04%	0.54%	0.13%	0.22%
Repurchase Rates				
Life Time	41%	40%	27%	37%
Last 12 Months	7%	22%	24%	22%
Loss Severity				
Life Time	9%	46%	24%	37%
Last 12 Months	43%	51%	30%	45%

Highlights

- Coverage ratio of 2.5 years
- LTD realized losses of 9bps for the whole portfolio and expected total life-time realized losses of 16bps
- 2006 – 2008 quality of production was strong
- 2006 – 2008 vintages were primarily sold to the large agency aggregators

Summary Statistics by Vintage

Losses to date ($mm)	'04 - '05	'06 - '08	'09 - '12	Total
Total Sold UPB	$11,334	$11,978	$23,583	$44,686
Request Rate	0.34%	2.03%	0.32%	0.78%
Requests Received	173	1,165	336	1,674
Pending Requests	17	251	31	301
Resolved Requests	156	914	305	1,373
Repurchase Rate	41%	40%	27%	37%
Repurchase Requests	64	364	83	510
Average Loan size	221,770	208,597	224,896	219,761
Loss Severity	9%	46%	24%	37%
Losses Recognized	$1.3	$35.3	$4.5	$41.1
Losses Recognized (bps)	1.1	29.5	1.9	8.8

Reserve Rollforward

($mm)	3Q11	4Q11	1Q12	2Q12	3Q12
Pending Reserves - BoP	$ 33.2	$ 33.0	$ 32.0	$ 35.0	$ 34.0
Provisions - New Sales	0.0	0.1	0.4	0.3	-
Provisions - Changes in Existing Reserves	2.6	1.2	5.8	1.1	1.7
Charge Offs	(2.8)	(2.3)	(3.2)	(2.4)	(4.7)
Pending Reserves - EoP	$ 33.0	$ 32.0	$ 35.0	$ 34.0	$ 31.0
Quarters of Coverage at Trailing 4 Quarter Realized Loss Rate		10	11	13	10

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18 Appendix

19 Non-GAAP Reconciliations Adjusted Net Income Three Months Ended September 30, June 30, March 31, December 31, September 30, (dollars in thousands) 2012 2012 2012 2011 2011 Net income 22,178$ 11,172$ 11,846$ 13,760$ 7,758$ Transaction expense, net of tax 1,268 2,363 821 802 2,108 Non-recurring regulatory related expense, net of tax 1,326 3,780 3,063 3,529 2,643 Increase in Bank of Florida non-accretable discount, net of tax 111 463 2,135 2,208 298 MSR impairment, net of tax 11,302 18,684 9,389 11,638 12,824 Adjusted net income 36,185$ 36,462$ 27,254$ 31,937$ 25,631$

Non-GAAP Reconciliations

EverBank

Non-performing Assets (NPA)

(dollars in thousands)	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2010
Total non-accrual loans and leases	$ 167,650	$ 168,962	$ 170,589	$ 193,478	$ 213,838
Accruing loans 90 days or more past due	1,973	1,800	5,119	6,673	1,754
Total non-performing loans (NPL)	169,623	170,762	175,708	200,151	215,592
Other real estate owned (OREO)	43,612	49,248	49,304	42,664	37,450
Total non-performing assets (NPA)	213,235	220,010	225,012	242,815	253,042
Troubled debt restructurings (TDR) less than 90 days past due	82,030	93,184	92,954	92,628	70,173
Total NPA and TDR (1)	$ 295,265	$ 313,194	$ 317,966	$ 335,443	$ 323,215
Total NPA and TDR	$ 295,265	$ 313,194	$ 317,966	$ 335,443	$ 323,215
Government-insured 90 days or more past due still accruing	1,684,550	1,647,567	1,530,665	1,570,787	553,341
Bank of Florida loans accounted for under ASC 310-30:					
90 days or more past due	117,506	140,797	146,379	149,743	195,425
OREO	18,557	20,379	22,852	19,456	19,166
Total regulatory NPA and TDR	$ 2,115,878	$ 2,121,937	$ 2,017,862	$ 2,075,429	$ 1,091,147
Adjusted credit quality ratios excluding government-insured loans and loans accounted for under ASC 310-30: (1)					
NPA to total assets	1.29%	1.46%	1.63%	1.86%	2.11%
Credit quality ratios including government-insured loans and loans accounted for under ASC 310-30:					
NPA to total assets	12.32%	13.49%	13.97%	15.20%	8.50%

(1) We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property acquired in the Bank of Florida acquisition accounted for under ASC 310-30 because as of September 30, 2012, we expected to fully collect the carrying value of such loans and foreclosed property.

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21 September 30, June 30, March 31, December 31, September 30, (dollars in thousands) 2012 2012 2012 2011 2011 Shareholders' equity 1,339,669$ 1,263,687$ 1,099,404$ 1,070,887$ 1,078,080$ Less: Goodwill and other intangibles (16,586) (16,938) (17,290) (17,642) (17,994) Disallowed servicing asset (33,366) (36,650) (40,783) (38,925) (36,570) Disallowed deferred tax asset (69,412) (70,357) (71,302) (71,803) (72,147) Add: Accumulated losses on securities and cash flow hedges 103,238 110,101 86,981 105,682 85,525 Tier 1 capital 1,323,543 1,249,843 1,057,010 1,048,199 1,036,894 Less: Low-level recourse and residual interests - - (20,424) (21,587) (20,431) Add: Allowance for loan and lease losses 76,469 77,393 78,254 77,765 83,826 Total regulatory capital 1,400,012$ 1,327,236$ 1,114,840$ 1,104,377$ 1,100,289$ Adjusted total assets 16,488,067$ 15,022,729$ 13,731,482$ 13,081,401$ 12,550,738$ Risk-weighted assets 8,701,164 8,424,290 7,311,556 7,043,371 7,007,339 Non-GAAP Reconciliations Regulatory Capital (bank level)